As Filed with the Securities And Exchange Commission On December 31, 2001.

FILE NOS. 2-99388 and 811-4369

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	(X)

Pre-Effective Amendment No.	( )

Post-Effective Amendment No. 27	(X)

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	(X)

Amendment No. 29	(X)

                      The Rushmore Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

4922 Fairmont Avenue, Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)

                             (301) 657-1500
 (Registrant's Telephone Number, Including Area Code)

Richard H. Kirk
Friedman, Billings, Ramsey Group, Inc.
1001 Nineteenth Street North, Arlington, VA 22209
 (Name and Address of Agent for Service of Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective (check appropriate box):

      immediately upon filing pursuant to paragraph (b) of rule 485.
X   on January 1, 2002 pursuant to paragraph (b) (1) (v) of rule 485.
     days after filing pursuant to paragraph (a) (1) of rule 485.
     on (date) pursuant to paragraph (a) (1) of rule 485.
     75 days after filing pursuant to paragraph (a) (2) of rule 485.
     on (date) pursuant to paragraph (a) (2) of rule 485.

THE RUSHMORE FUND, INC.

[LOGO]

RUSHMORE U.S. GOVERNMENT BOND PORTFOLIO

Prospectus

January 1, 2002

As with all mutual funds, the Securities and Exchange Commission has not judged whether this Fund is a good investment or whether the information in this prospectus is adequate or accurate. Anyone who indicates otherwise is committing a Federal crime.

TABLE of CONTENTS

Page

Risk and Return Summary: Investments, Risks, and Performance
Risk/Return Bar Chart and Table
Performance Table

Fees and Expenses

Investment Objectives, Principal Investment Strategies, and Related Risks

Management's Discussion of Fund Performance
Performance Comparison

Shareholder Information
How to Invest in the Fund
How to Redeem Your Investment

Fund Management
Investment Adviser
Investment Subadviser

Additional Information About the Fund
Exchanging Fund Shares
Pricing of Fund Shares
Dividends and Distributions
Tax Consequences of Investing in the Fund

Financial Highlights

2

RISK and RETURN SUMMARY

Investments, Risks, and Performance

The following discussion is an overview of the investment objectives, principal investment strategies and related risks of the fund offered in this prospectus. More information on the investment objectives, principal investment strategies and related risks of the fund appears later in this prospectus under the heading "Investment Objectives, Principal Investment Strategies and Related Risks."

Fund Investment Objective
The objective of the Fund is to provide investors with current income to the extent that such investment is consistent with safety of principal.

Principal Fund Investment Strategy
In attempting to achieve this objective, the Fund invests principally in medium-to-long term United States Treasury notes and bonds and in other U.S. Government securities that present minimal credit risk.

Principal Risks of Investing in the Fund
As with any bond fund, the value of your investment in the U.S. Government Bond Portfolio will rise or fall depending on interest rate movements. The market values of the investment securities of the Fund will vary inversely with interest rates; therefore, the per share value of the Fund will also fluctuate as interest rates change. Generally, debt securities with longer maturities tend to be more sensitive to interest rate changes than those with shorter maturities. Because of the fluctuation of per share values, investment in the Fund may not be suitable for investors with short-term investment objectives. Although the Fund seeks to meet its investment objective, it is possible to lose money by investing in the Fund. A debt security's credit quality depends upon the issuer's ability to pay interest on the obligation and, ultimately, to repay the principal. U.S. Government obligations carry the highest credit ratings.

An investment in the Fund is not a deposit or obligation of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk/Return Bar Chart and Table
 The chart below and the table on the following page show the annual calendar-year returns and the performance of the Fund. The Fund commenced operations on December 18, 1985, and has a fiscal year-end of August 31. The information in the chart provides some indication of the risks of investing in the Fund by showing changes in Fund performance from year to year. The table shows how the Fund's average annual returns compare with the performance of both the Lehman Brothers Intermediate Government Index and the Lehman Brothers Long Treasury Bond Index. The chart and table assume the reinvestment of dividends and distributions. Please keep in mind that how the Fund has performed in the past does not necessarily indicate how the Fund will perform in the future.
Best Quarter: 11.48%	2nd Qtr of 1995	Worst Quarter: (7.55)%	1st Qtr of 1996

The Fund's year-to-date total return as of September 30, 2001 was 5.63%.

3

Performance Table
 Average Annual Total Returns
(for Periods Ended December 31, 2000)

	U.S. Government Bond Portfolio	Lehman Brothers Intermediate Government Index	Lehman Brothers Long Treasury Bond Index
One Year	18.56%	13.24%	20.29%
Five Years	5.90%	6.50%	7.29%
Ten Years	8.49%	7.92%	9.97%

FEES and EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.50%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.80%

If your monthly account balance averages $500 or less due to redemptions you may be charged a $5 fee. For bank wire redemptions less than $5,000, a $10 wire fee will be assessed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 82	$ 255	$ 444	$ 990

INVESTMENT OBJECTIVES, PRINCIPAL
 INVESTMENT STRATEGIES, and RELATED RISKS

Fund Investment Objective

The objective of the Fund is to provide investors with current income to the extent that such investment is consistent with safety of principal.

Principal Investment Strategies

In attempting to achieve its objective, the Fund anticipates investing at least 95% of its total assets in United States Treasury notes and bonds and in other U.S. Government securities. At no time will the Fund invest less than 65% of its total assets in these securities.

4

In managing its portfolio, the Fund considers economic conditions and interest rate trends in determining what securities to purchase. The Fund will invest only in securities issued or guaranteed by the U.S. Government, federal agencies and government-sponsored enterprises, and in securities and certificates evidencing ownership of future interest and principal payments on the above securities (e.g., zero coupon securities). The Fund also may purchase U.S. Government securities under repurchase agreements from member banks of the Federal Reserve system or primary dealers of U.S. Government securities and may lend portfolio securities for the purpose of earning additional income. The Fund may invest in securities of any maturity. The Fund's average weighted maturity varies, but as of November 30, 2001 the Fund's average weighted maturity was approximately 17.8 years.

Risks of Investing in the Fund

Fluctuation in the market value of the securities of the Fund will occur due to interest rate movements. The market values of the investment securities of the Fund will vary inversely with interest rate movements and, therefore, the per share value of the Fund will also fluctuate as interest rates change. Furthermore, debt securities with longer maturities generally experience greater price movement compared to shorter-term securities as interest rates fluctuate. Interest rate uncertainty is related to various factors. Among these factors are swings in money growth, uncertainty about the policies of the Federal Reserve Board, and inflationary expectations. The Fund is also subject to credit risk. A debt security's credit quality depends upon the issuer's ability to pay interest on the obligation and, ultimately, to repay the principal. U.S. Government obligations carry the highest credit ratings and thus the Fund presents minimal credit risk. Considering these risks, there is a risk you could lose money by investing in the Fund. As with any fund, there is no guarantee that the Fund's performance will be positive over any period of time, either short-term or long-term.

Temporary Defensive Positions

At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses by investing its assets in cash or short-term money market instruments. If the Fund does so, it may not achieve its investment objective.

SHAREHOLDER INFORMATION

How to Invest In The Fund

Facts To Know Before You Invest:
  The minimum initial investment is $2,500
  Retirement accounts may be opened with a $500 minimum investment
  There are no minimum amounts for subsequent investments
  There are no sales charges
  The Fund reserves the right to reject any purchase order
  All shares are electronically recorded; the Fund will not issue certificates
  A $10 fee may be charged for items returned for insufficient or uncollectible funds
  There is a $10 foreign check fee

Purchasing Shares:

By Mail

Complete an application and make a check payable to "The Rushmore Fund, Inc." Send your completed and signed application and check drawn on a U.S. bank to:

FBR National Bank & Trust
4922 Fairmont Avenue
Bethesda, Maryland 208l4

5

By Bank Wire

Speak to the branch manager of your bank. Request a transfer of Federal funds to FBR National Bank & Trust ("FBR National" or "Transfer Agent"),, instructing the bank to wire transfer the money before 4:00 P.M., Eastern time to:

FBR National Bank & Trust
Bethesda, Maryland
Routing # 0550-71084

Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

After instructing your bank to transfer Federal funds, you must telephone Shareholder Services at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M. Eastern time and tell us the amount you transferred and the name of the bank sending the transfer. Your bank may charge a fee for its services. Remember that it is important to complete the wire transfer before 4:00 P.M. Eastern time to receive that day's net asset value.

Invest Through Brokers

You may also invest in the Fund by purchasing shares through registered broker-dealers, banks or other financial institutions that purchase securities for their customers. When an authorized third party, such as those mentioned, accepts an order, the Fund will be deemed to have received the order. Orders accepted by an authorized third party will be priced at the Fund's net asset value next computed after acceptance. Such third parties who process orders may charge a fee for their services. Certain third party organizations may receive compensation from the Transfer Agent, or the Fund's adviser, Money Management Advisers, Inc. ("Adviser"), for the shareholder services they provide.

How To Redeem Your Investment

Redeeming Shares:

Contact Shareholder Services at (1-800-622-1386) between the hours of 8:30 A.M. and 4:30 P.M. Eastern time.

For your protection, we will take measures to verify your identity by requiring some form of personal identification prior to acting on telephone instructions and may also record telephone transactions. A written confirmation will be mailed to you within five business days after your redemption. Please note that we may terminate or modify telephone redemption privileges upon 60 days notice.

By Mail or Fax

Mail your instructions for redemption to:	Fax your instructions for redemption to:
FBR National Bank & Trust	(301) 657-1520
4922 Fairmont Avenue	Attn: Shareholder Services
Bethesda, MD 20814
Attn: Shareholder Services

Include the following information in your redemption request:
  the name of the Fund and account number you are redeeming from;
  your name(s) and address as it appears on your account;
  the dollar amount or number of shares you wish to redeem;
  your signature(s) as it appears on your account; and
  a daytime telephone number.

6

Additional Information You Should Know When You Redeem:

  You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System (ACH). For redemptions by bank wire, the Transfer Agent will, upon instruction, wire transfer the amount specified to your commercial bank or brokerage account specified in your account application. For bank wire redemptions less than $5,000, a $10 wire fee will be assessed.

  If you request payment of redemptions to a third party or to a commercial bank not specified on your original account application the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

  Redemption checks will be issued within seven days, normally one business day. However, redemption proceeds on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds. You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

  If your monthly Fund account balance averages less than $500 you may be charged a $5 fee. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Acts. Additionally, we reserve the right to involuntarily redeem accounts which fall below $500.

  The right of redemption may be suspended, or the date of payment postponed during the following periods: (a) periods during which the New York Stock Exchange (NYSE) is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors.

FUND MANAGEMENT

Investment Adviser

Money Management Advisers, Inc. , a Delaware corporation located at 1001 19th Street North, Arlington, Virginia, serves as the Fund's investment adviser. Prior to January 1, 2002, the Adviser was a District of Columbia limited partnership known as Money Management Associates, L.P.

Established in 1974, the Adviser is registered with the Securities and Exchange Commission ("SEC") as an investment adviser and has served as the Fund's adviser since the Fund commenced operations on December 18, 1985. Subject to the general supervision of the Fund's Board of Directors, the Adviser is responsible for the overall management of the Fund's business affairs.

The Adviser (who manages five no-load mutual funds) and its asset management affiliates, manage approximately $1.5 billion for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships. For the advisory services performed, the Adviser received 0.50% of the average net assets of the Fund for the fiscal year ended August 31, 2001.

On January 1, 2002, the Adviser became a wholly-owned subsidiary of FBR National, the Fund's administrator, custodian, fund accounting and transfer agent. The Adviser and FBR National are both wholly-owned subsidiaries of Friedman, Billings, Ramsey Group, Inc. The personnel of the Adviser that oversees the management of the Fund remains unchanged. Additionally, the restructuring will not change the fees paid by the Fund to the Adviser and FBR National nor will it affect the quality of services rendered to the Fund.

7

Investment Subadviser

The Adviser and the Fund have retained Bradford & Marzec, Inc. ("Bradford" or "Subadviser") to serve as the Fund's investment subadviser. Bradford, located at 333 South Hope Street, Suite 4050, Los Angeles, California 90071, is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Bradford was formed in 1984 and manages approximately $8 billion in assets for foundations and endowments, institutional pension funds, and Taft-Hartley accounts. Bradford specializes in the management of domestic and foreign fixed income portfolios. Edward T. Bradford and Zelda Marzec co-own the Subadviser and are principals and Senior Portfolio Managers. . Mr. Bradford and Patrice Milton-Blue, Vice President of Bradford, will serve as the portfolio managers of the Fund. Ms. Milton-Blue has been a Vice President and portfolio manager at Bradford since 1998. Prior thereto Ms. Milton-Blue was a portfolio manager at Coast Global Advisors for three years.

For its subadvisory services, the Adviser will pay Bradford an annualized fee.

ADDITIONAL INFORMATION ABOUT THE FUND

Exchanging Fund Shares

You may exchange shares of the Fund, without cost, for shares of any of the following funds: Fund for Government Investors, Fund for Tax-Free Investors, Inc., or American Gas Index Fund, Inc. The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. You should obtain a current prospectus for the fund into which you wish to exchange by calling 1-800-343-3355. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The Fund may change or cancel its exchange policy at any time.

Pricing of Fund Shares

The price of the Fund's shares is its net asset value per share. This figure is computed by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the number of Fund shares outstanding. The net asset value per share of the Fund is determined as of 4:00 P.M. Eastern time on days when the New York Stock Exchange is open for business. Orders accepted by the Fund directly or by an authorized third party will be priced at the Fund's net asset value next computed after orders are received. This means that if you place a purchase or redemption order after 4:00 P.M. ET, it will be effected at the next calculation of net asset value, normally 4:00 P.M. the next business day.

The Fund values its portfolio securities based on their market value. Each security held by the Fund is valued at the last quoted sale price for a given day, or if a sale is not reported for that date, at the mean between the most recent quoted bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the closing sales prices. The value of assets for which no quotations are readily available, including any restricted securities, are valued at fair value in good faith by the Board of Directors or at the direction of the Directors.

Dividends and Distributions

Dividends of the Fund are declared daily. All dividends and capital gain distributions of the Fund will be reinvested in additional shares (including fractional shares where necessary) at net asset value, unless you elect on your application form or in writing, not less than five full business days prior to the record date for a particular dividend or distribution, to receive such dividend or distribution in cash. If you elect to receive distributions in cash, your election will be effective until you give other written instructions. Dividends paid in cash to those investors so electing will be mailed on the second business day of the following month. Statements of account showing dividends paid will be mailed to shareholders monthly. Although the timing and amount of all dividends and distributions are subject to the discretion of the Board of Directors, the Fund intends to distribute long-term capital gains, if any, on an annual basis in November or December.

"Undeliverable" or "Uncashed" Dividend Checks

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

8

Tax Consequences of Investing

Taxability of Distributions

As long as the Fund meets the requirements for being a tax-qualified regulated investment company, which the Fund intends to do, the Fund pays no federal income tax on the earnings distributed to shareholders.  Dividends and distributions of any short-term capital gains you receive, whether reinvested or taken as cash, are generally considered taxable as ordinary income unless you hold your shares in an individual retirement account, 403(b) account, 401(k) account or other tax-deferred account. Distributions of long-term capital gains you receive are taxed to you as long-term capital gains regardless of how long you owned your Fund shares. The Form 1099 that is mailed to you each January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of Transactions

Any time you sell or exchange shares of the Fund, it is considered a taxable event for you. For example, if you exchange shares of the Fund for shares of another Rushmore fund, the transaction would be treated as a sale. Consequently, any gain resulting from the transaction would be subject to federal income tax.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.
	For the Years Ended August 31,
	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Year	$ 10.71	$ 10.17	$ 11.27	$ 9.92	$ 9.39
Income from Investment Operations:
Net Investment Income	0.52	0.52	0.50	0.53	0.55
Net Realized and Unrealized Gain (Loss) on Securities	0.57	0.54	(1.10)	1.35	0.55
Total from Investment Operations	1.09	1.06	(0.60)	1.88	1.10
Less Distributions:
Dividends (from net investment income)	(0.52)	(0.52)	(0.50)	(0.53)	(0.55)
Distributions (from capital gains)	-	-	-	-	(0.02)
Total Distributions	(0.52)	(0.52)	(0.50)	(0.53)	(0.57)
Net Asset Value, End of Year	$ 11.28	$ 10.71	$ 10.17	$ 11.27	$ 9.92
Total Investment Return	10.46%	10.82%	(5.51)%	19.35%	11.94%
Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$ 13,390	$ 11,789	$ 12,837	$ 27,260	$ 15,212
Ratio of Expenses to Average Net Assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Income to Average Net Assets	4.79%	5.12%	4.57%	4.98%	5.60%
Portfolio Turnover Rate	-	9%	46%	49%	19%

9

In addition to this prospectus, the following information is available to assist you in making an investment decision:

Information Available Upon Request (without charge)	Description
Statement of Additional Information	A document that includes additional information about the Fund. The information presented in the Statement of Additional Information is incorporated by reference into this Prospectus.
Annual and Semiannual Reports

Reports that contain information about the Fund's investments. The reports also discuss the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

There are a variety of ways to receive the above information and make other inquiries of the Fund. You may contact The Rushmore Fund, Inc. directly by telephone 1-800-622-1386, visit our internet site at http://www.rushmorefunds.com, or you may send a written request to the Fund's offices at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Additional information about the Fund can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. (for hours of operation please call the Commission at 1-800-SEC-0330). You may also obtain copies of the information by visiting the Commission's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission at 450 Fifth Street, N.W. Washington, D.C. 20549.

The Rushmore Fund, Inc. Investment Company Act File No. 811-4369

10

THE RUSHMORE FUND, INC.
 4922 Fairmont Avenue, Bethesda, Maryland 20814
(800) 622-1386
(301) 657-1500

Rushmore U.S. Government Bond Portfolio

Statement of Additional Information
January 1, 2002

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Rushmore U.S. Government Bond Portfolio's (the "Fund") Prospectus, dated January 1, 2002. A copy of the Fund's Prospectus may be obtained without charge by writing or telephoning the Fund at the above address or telephone numbers.

The audited financial statements of the Fund, for the Fund's fiscal year ended August 31, 2001, are included in the Fund's 2001 Annual Report to Shareholders, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Copies of the Fund's 2001 Annual Report are available, without charge, by request by writing or telephoning the Fund at the above address or telephone numbers.

Table of Contents

Page in Statement of Additional Information
Fund Organization, Investments, and Risks	3
Investment Limitations	6
Management of the Fund	7
Control Persons and Principal Holders of Securities	10
Investment Advisory and Other Services	10
Brokerage Allocation and Portfolio Transactions	12
Taxation of the Fund	12
Calculation of Performance Data	13
Financial Statements	13

FUND ORGANIZATION, INVESTMENTS and RISKS

Organization

The Fund is a portfolio of The Rushmore Fund, Inc. (the "Corporation"), an open-end, diversified management investment company incorporated in the State of Maryland on July 24, 1985.

The Fund is incorporated under the Maryland General Corporation Law and is authorized to issue 1,000,000,000 shares of common stock, par value $0.001 per share. At the direction of the Board of Directors, shares of the Fund's common stock may be divided into classes known as portfolios. The Board has the power to establish the portfolios and to define the preferences, rights, voting powers, restrictions or qualifications, and the investment policies and objectives for any such portfolios. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share. Each such share and fractional share has equal rights with respect to dividends and liquidation preferences. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, are voted in the aggregate.

Investments

U.S. Government Securities

There are three major classifications of U.S. Government securities in which the Fund may invest:

U.S. Treasury Securities

U.S. Treasury securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.

Government Agency Securities

Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress. Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency. Examples of government agency securities include, Export-Import Bank of the United States, the Federal Home Loan Bank, and the Government National Mortgage Association.

Government-Sponsored Enterprises

Government-sponsored enterprises are characterized as being privately owned and publicly chartered. These entities were created by the U.S. Government to help certain important sectors of the economy reduce their borrowing costs. The U.S. Government does not directly back government-sponsored enterprise securities, although in some instances, government-sponsored enterprise securities may benefit from indirect support. The Student Loan Marketing Association andFannie Mae are examples of government-sponsored enterprise securities.

Risks Associated with Investing in U.S. Government Securities

The U.S. Government is considered to be the best credit-rated issuer in the debt markets. Since Treasury securities are direct obligations of the U.S. Government, there is minimal credit risk. While most other government-sponsored securities are not direct obligations of the U.S. Government (some are guaranteed), they also offer little credit risk.

However, another type of risk that may affect the Fund is interest rate risk. For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of portfolio investments of the Fund, while a decline in interest rates would generally increase the market value of portfolio investments of the Fund.

Zero Coupon Securities

The Fund may also invest in direct and "stripped" U.S. Treasury zero coupon securities. Although at the time this information was printed, the Fund does not own, and has no intention of investing in, zero coupon securities.

A Description of Zero Coupon Securities

Zero coupon securities is the term used by the Fund to describe United States Treasury notes and bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during the life of the security. The value of the zero-coupon security to an investor consists of the difference between the security's face value at the time of maturity and the price for which the security was acquired, which is generally an amount much less than the face value (sometimes referred to as a "deep discount" price).

 Currently the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated (stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). More recently, the U.S. Treasury Department has facilitated the stripping of Treasury notes and bonds by permitting the separated corpus and coupons to be transferred directly through the Federal Reserve Banks' book-entry system. This program, which eliminates the need for custodial or trust accounts to hold the Treasury securities, is called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Each such stripped instrument (or receipt) entitles the holder to a fixed amount of money from the Treasury at a single, specified future date. The U.S. Treasury redeems zero coupon securities consisting of the corpus for the face value thereof at maturity, and those consisting of stripped coupons for the amount of interest, and at the date, stated thereon.

Risks of Zero Coupon Securities

Treasury issues that are stripped by brokerage houses and marketed separately as zero coupon securities represented by receipts or certificates are safe as long as the broker holds the underlying Treasury security in escrow, as is the practice. Direct Treasury zero coupons are not subject to this risk. Because zero coupon securities represent a claim for payment at a single, specified future date, their value fluctuates with increases and decreases in market interest rates and are usually more volatile than other U.S. Government securities.

Repurchase Agreements

A Description of a Repurchase Agreement

A repurchase agreement is an agreement where a Fund acquires a money market instrument from a commercial bank or broker/dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next business day).  Essentially, a repurchase agreement may be considered a loan backed by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund. In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself. The securities are held by the Fund's custodian bank until repurchased.

Reasons to Use Repurchase Agreements

The Fund may invest in repurchase agreements with financial institutions: (i) for defensive purposes due to market conditions; or (ii) to generate income from the Fund's excess cash balances. It is the current policy of the Fund to invest in repurchase agreements that mature within seven days. Any repurchase agreements that have a maturity greater than 7 days will not exceed 10% of the Fund's assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the investment adviser, liquidity or other considerations so warrant.

Risks of Repurchase Agreements

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss when the security is sold. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund. Consequently, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's investment adviser acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement.

Lending of Securities

The Fund may lend its securities to qualified institutional investors (i.e., brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations.

Reasons to Lend Securities

By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with the loan.

To lend securities, the following requirements must be met:

1.  the borrower must pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the federal government having at least equal the value of the securities loaned;

2.  the borrower must add to the collateral whenever the price of the securities loaned rises;

3.  the Fund must be able to terminate the loan at any time; borrowed securities must be returned when the loan is terminated.

4.  the Fund should receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in portfolio securities, thereby earning additional income), any distribution on the loaned securities, and any increase in the market value of the loaned securities; and,

5.  the Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Fund's shares are qualified for sale, and the Fund will not lend more than 33-1/3% of the value of the Fund's total assets.

Risks of Lending

A Fund will enter into securities lending and repurchase transactions only with parties who meet creditworthiness standards approved by the Corporation's Board of Directors. In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligation, the Fund could suffer a loss.

Temporary Defensive Positions.   At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses by investing its assets in cash or short-term money market instruments. If the Fund does so, it may not achieve its investment objectives.

INVESTMENT LIMITATIONS

The following investment limitations are fundamental and may not be changed without prior approval of a majority of the Fund's outstanding voting shares.

The Fund may not:

  borrow money except as a temporary measure to facilitate redemptions. Such borrowing may be in an amount not to exceed 30% of the Fund's total assets, taken at current value, before such borrowing. The Fund may not purchase an investment security if a borrowing by the Fund is outstanding;
  make loans except through repurchase agreements and through the lending of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security, and marked to market daily;
  underwrite securities of any other issuer;
  purchase or sell real estate, including limited partnership interests;
  purchase or sell restricted securities or warrants, nor may it issue senior securities;
  purchase any security whereby it would account for more than 10% of any issuer's outstanding shares;
  purchase securities of any issuer if, as a result of such a purchase, such securities would account for more than 5%, (as defined by Section 5 (b)(1) of the Investment Company Act of 1940), of the Fund's assets. There is no limitation, however, as to investments issued or guaranteed by the United States Government, its agencies or government sponsored enterprises, or in obligations of the United States Government, its agencies or instrumentalities;
  purchase or sell commodities or commodities contracts;
  concentrate more than 25% of its assets in any one industry;

The following restrictions have been adopted by the Fund, but are not considered fundamental and may be changed by the Board of Directors of the Corporation.

The Fund may not:

  invest in companies for the purpose of exercising management or control;
  purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer;
  purchase or hold the securities of any issuer if those officers or directors of the Fund, or of Money Management Advisers, Inc. ("Adviser") who individually own beneficially more than 0.5% of the outstanding securities of the issuer, together own beneficially more than 5% of those securities;
  invest in securities of other investment companies, except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange;
  purchase the securities of companies which, including predecessors, have a record of less than three years continuous operation if, as a result, more than 5% of the market value of the Fund's assets would be invested in such companies;
  invest more than 10% of their assets in illiquid securities;
  invest in oil, gas or other mineral leases;
  issue shares for other than cash.

MANAGEMENT OF THE FUND

A Board of Directors governs the Fund. The Directors are responsible for overseeing the management of the Fund's business affairs and play a vital role in protecting the interests of Fund shareholders. Among other things, the Directors approve and review the Fund's contracts and other arrangements and monitor Fund performance and operations. The names, ages and addresses of the Directors and officers of the Corporation, together with information as to their principal business occupations during the past five years are set forth below.

Name, Age, Address	Position Held With Fund	Principal Occupation(s) During Past 5 Years
Webb C. Hayes, IV*, 53 1001 Nineteenth Street North Arlington, VA 22209	Chairman, President and Director

Senior Managing Director, Friedman, Billings, Ramsey & Co., Inc. and head of the Private Client Group since 1999. Director of the Adviser since April 2001. Chairman and Director of FBR National Bank & Trust since April 2001. Vice Chairman, United Bank 1997-1999. President and Chief Executive Officer, George Mason Bank, NA 1995-1997. Chairman and CEO, Palmer National Bancorp. 1984-1995. Chairman, President and Director or Trustee of Fund for Government Investors, Fund for Tax-Free Investors, Inc. and The Rushmore Fund, Inc. (collectively, the "Rushmore Funds").

Louis T. Donatelli, 65 7200 Wisconsin Avenue Bethesda, MD 20814	Director

Chairman of Donatelli and Klein, Inc., engaged in the acquisition of real estate, primarily office buildings and multi-family housing projects since 2001 (President 1973-2001). Director or Trustee of the Rushmore Funds and American Gas Index Fund, Inc.. Trustee of the FBR Family of Funds.

F. David Fowler, 68 9724 Beman Woods Way Potomac, MD 20854	Director

Private investor. Dean, The George Washington University School of Business and Public Management, 1992-1997; Partner, KPMG Peat Marwick from October 1969 to June 1992. Director or Trustee of the Rushmore Funds and the American Gas Index Fund, Inc. Trustee of the FBR Family of Funds.

Michael A. Willner, 45 11521 Potomac Road Lorton, VA 22079	Director

Vice President, AlphaGrip, Inc. since January 2001. President, Catalyst Advisers, Inc., a news organization, September 1996-January 2001. President, Federal Filings, Inc., from July 1994 to July 1995. Director or Trustee of the Rushmore Funds and the American Gas Index Fund, Inc. Trustee, the FBR Family of Funds.

Mitchell A. Johnson, 59 9 Island Avenue, #2007 Miami Beach, FL 33139	Director

President, MAJ Capital Management, Inc., a private investment firm, since June 1994. Portfolio Manager to Senior Vice President of Corporate Finance at Student Loan Marketing Association 1973-1994. Director or Trustee of the Rushmore Funds.

Edward J. Karpowicz, CPA*, 38 4922 Fairmont Avenue Bethesda, MD 20814	Vice President and Controller

Vice President of FBR National Bank & Trust since 1997. Vice President and Controller of the Rushmore Funds and the American Gas Index Fund, Inc. since 1997. Vice President and Controller of the FBR Family of Funds since September 2000. Treasurer, Bankers Finance Investment Management Corp., August 1993 to June 1997.

Stephenie E. Adams*, 32 4922 Fairmont Avenue Bethesda, MD 20814	Vice President and Secretary

Vice President, FBR National Bank & Trust since May 2000. Vice President and Secretary of the Rushmore Funds and the American Gas Index Fund, Inc. since October 1995. Vice President and Secretary of the FBR Funds since September 2000. Manager, Rushmore Trust and Savings, FSB since October, 1999. Manager, Fund Administration and Marketing, Rushmore Services, Inc., July 1994- October 1999.

* Indicates an "interested" person. An interested person has any one of several close business or family ties to the Fund, the Adviser, or an affiliated company of the Fund.

The aggregate compensation paid to the Directors serving during the fiscal year ended August 31, 2001, is set forth in the table below:

Name of Person and Position	Aggregate Compensation Paid	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Directors for Services to the Fund and Fund Complex
Webb C. Hayes,IV,* ++ Chairman, President and Director	$0	$0	$0	$0
Daniel L. O'Connor,* + Chairman, Treasurer and Director	$45.19	$0	$0	$2,345.25
Richard J. Garvey,* + President and Director	$45.19	$0	$0	$3,500.00
Louis T. Donatelli, Director	$2,295.19	$0	$0	$11,000.00
Bruce C. Ellis,+ Director	$2,295.19	$0	$0	$11,000.00
Jeffrey R. Ellis,+ Director	$2,295.19	$0	$0	$11,000.00
F. David Fowler, Director	$2,295.19	$0	$0	$11,000.00
Patrick F. Noonan,+ Director	$2,295.19	$0	$0	$11,000.00
Michael A. Willner, Director	$2,295.19	$0	$0	$11,000.00
Mitchell A. Johnson, ++ Director	$0	$0	$0	$0

* Indicates an "interested" person. An interested person has any one of several close business or family ties to the Fund, the Fund's adviser, or an affiliated company of the Fund.

+ On October 26, 2001, Messrs. O'Connor and Garvey resigned their positions as Directors of the Fund. On November 5, 28 and 29, Messrs. Noonan, J. Ellis and B. Ellis, respectively, resigned their positions as Directors of the Fund.

++ On October 26, 2001, the Fund's Directors nominated and elected Messrs. Hayes and Johnson as a Fund Directors.

CONTROL PERSONS and PRINCIPAL HOLDERS of SECURITIES

As of November 29, 2001 the following parties were the only owners of record owning 5% or more of the shares of the Fund.

Controlling Party or Principal Holder of Securities Address	Shares Outstanding	% Owned
Charles Schwab & Co., Inc. 101 California Street San Francisco, CA 94101	354,934.431	31.039%
National Financial Services Corporation 82 Devonshire Street Boston, MA 02109	74,013.502	6.472%

As of the date of this Statement of Additional Information, the Officers and Directors of the Fund, as a group, owned, of record and beneficially, less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY and OTHER SERVICES

Investment Adviser

 Money Management Advisers, Inc., located at 1001 Nineteenth Street North, Arlington, Virginia 22209, has served as the Fund's investment adviser since the Fund's inception on December 18, 1985. Prior to January 1, 2002, the Adviser was known as Money Management Associates, L.P.

On January 1, 2002, the Adviser became a wholly-owned subsidiary of FBR National, the Fund's administrator, custodian, fund accounting and transfer agent. The Adviser and FBR National remain wholly-owned subsidiaries of Friedman, Billings, Ramsey Group, Inc. and the personnel of the Adviser that oversees the management of the Fund remains unchanged.

The Adviser oversees the Fund's day-to-day operations, subject to direction and control of the Fund's Board of Directors. For its services, the Adviser receives a fee at an annual rate based on 0.50% of the net assets of the Fund. For the fiscal years ended August 31, 2001, 2000 and 1999, the Fund paid investment advisory fees to the Adviser of approximately $61,106, $58,682, and $90,039, respectively. Pursuant to an Expense Limitation Agreement, the Adviser has agree to limit the annual operating expenses (exclusive of certain extraordinary items) to 1.25% of the Fund's average daily net assets.

The Adviser and its asset management affiliates manage approximately $1.5 billion for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships. In addition to acting as the Fund's adviser, the Adviser also advises Fund for Government Investors, a money market fund established in 1975 that invests in short-term U.S. Government securities and Fund for Tax-Free Investors, Inc., which was established in 1983 and currently consists of three series, each of which invests primarily in securities which are exempt from federal income tax. As of August 31, 2001, total assets under the Adviser's management were approximately $850 million.

The Adviser may pay, from its own resources, broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

Advisory Agreement

Pursuant to an Advisory Agreement between the Adviser and the Fund, the Adviser is responsible for the management of the Fund and provides investment oversight and supervision to the Fund. The Adviser is permitted to delegate responsibility for making investment decisions and placing orders for the purchase and sale of Fund assets to an investment subadviser. Consistent with the requirements of the 1940 Act, the Advisory Agreement provides that the Adviser is not liable to the Fund for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of its reckless disregard of its obligations under the Advisory Agreement. The Advisory Agreement may be terminated by the Fund without penalty upon 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or upon 60 days' notice by the Adviser. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act. The Advisory Agreement will remain in effect for two years from its effective date, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund and, in either case, (ii) by a majority of the Independent Directors.

Investment Subadviser

Beginning on November 1, 2001, the Adviser and the Fund retained Bradford & Marzec, Inc. ("Bradford") to serve as the Fund's investment subadviser. Bradford, located at 333 South Hope Street, Suite 4050, Los Angeles, California 90071, is an investment adviser registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. Bradford was formed in 1984 and manages approximately $8 billion in assets for foundations and endowments, institutional pension funds, and Taft-Hartley accounts. Bradford specializes in the management of domestic and foreign fixed income portfolios. Edward T. Bradford and Zelda Marzec co-own the Subadviser and are principals and Senior Portfolio Managers. Mr. Bradford and Patrice Milton-Blue, Vice President of Bradford, will serve as the portfolio managers of the Fund. For its subadvisory services, the Adviser will pay Bradford an annualized fee of 0.20% of the average daily net assets of the Fund.

Subadvisory Agreement

Pursuant to a Subadvisory Agreement between the Adviser and Bradford, Bradford is responsible for making investment decisions and placing orders for the purchase and sale of the Fund's investments directly with the issuers or with brokers or dealers selected by it in its discretion. Consistent with the requirements of applicable law, the Subadvisory Agreement provides that Bradford is not liable to the Adviser, the Fund, or to any shareholder of the Fund for any error in judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Subadvisory Agreement. The Subadvisory Agreement may be terminated by the Adviser or Bradford, without penalty, upon 30 days' prior written notice. In addition, the Subadvisory Agreement may be terminated by the Board or by a majority vote of the Fund's shareholders, without penalty, upon 30 days' prior written notice. The Subadvisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act. The Subadvisory Agreement will remain in effect for two years from its effective date, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund and, in either case, (ii) by a majority of the Independent Directors.

Administrator

Under an Administrative Services Agreement between the Fund and FBR National Bank & Trust ("FBR National"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, FBR National provides transfer agency, dividend-disbursing, fund accounting and administrative services to the Fund. Under the Administrative Services Agreement with FBR National, which has been approved by the Board of Directors, FBR National receives an annual fee of 0.30% of the average daily net assets of the Fund for the services it provides. For the fiscal years ended August 31, 2001, 2000, and 1999, the Fund paid the following administrative services fees to RTS: $36,669, $35,260 and $54,031, respectively.

As the Administrator, FBR National is responsible for all costs of the Fund except for the investment advisory fee, extraordinary legal expensesand interest. Specifically, FBR National pays costs of registration of the Fund's shares with the Securities and Exchange Commission and the various states, all expenses of dividend and transfer agent services, outside auditing and legal fees, preparation of shareholder reports, certain expenses associated with shareholder servicing, and all costs incurred in providing custodial services.

Distributor. Pursuant to a Distribution Agreement dated September 4, 2001 (the "Distribution Agreement"), the Board of Directors of the Fund appointed FBR Investment Services, Inc. ("FBRIS") as the distributor to the Fund. FBRIS, located at 4922 Fairmont Avenue, Bethesda, Maryland, is an affiliate of the Adviser and serves as principal underwriter and distributor of the Fund's shares pursuant to a Distribution Agreement with the Fund which is renewable annually. FBRIS promotes and sells shares of the Fund on a continuous, best efforts basis. FBRIS does not receive compensation from the Fund or its shareholders for these services.

Custodian and Independent Public Accountant

FBR National is the Fund's custodian and is responsible for safeguarding and controlling the Fund's cash and securities, handling the securities, and collecting interest on the Fund's investments.

Independent certified public accountants, Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are responsible for auditing the annual financial statements of the Fund.

 Brokerage Allocation and Other Practices

The Fund's portfolio securities are normally purchased on a net basis which does not involve payment of brokerage commissions.

Code of Ethics

The Directors have adopted a Code of Ethics ("Code") for the Fund and approved the Code of the Adviser and FBRIS based on a determination that each such Code contains provisions reasonably necessary to prevent access persons from violating Rule 17j-1 under the Investment Company Act of 1940, as amended. Such Code permits persons covered thereunder to invest in securities, including securities held by the Fund.

TAXATION OF THE FUND

The Fund currently qualifies, and will seek to continue to qualify, as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to its shareholders. The distribution of net investment income and capital gains by the Fund to a Fund shareholder will be taxable to the shareholder regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to a Fund shareholder as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

If the Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return a shareholder would receive from an investment in the Fund.

CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotations

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission (the "SEC Rules"), Fund advertising stating performance must include total return quotes calculated according to the following formula:

P (1+T)n = ERV

Where:        P = a hypothetical initial payment of $1,000.
                 T = average annual total return.
                 n = number of years.
                ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Fund. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus for the Fund on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund, from time to time, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Funds with other measures of investment return. For example, in comparing the total return of the Funds with data published by Lipper Analytical Services, Inc., or with the performance of the Lehman Brothers Intermediate Government and Long Treasury Bond Indexes, as appropriate, the Funds calculate their aggregate total return for the specified periods of time by assuming the investment of $10,000 in a Fund's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.

The average annual compounded rates of return, assuming the reinvestment of all dividends and distributions, for the Fund, as of August 31, 2001, are as follows:

1 Year	5 Years	Ten Year
10.46%	9.10%	8.36%

Financial Statements

 Copies of the Fund's audited financial statements for the fiscal year ended August 31, 2001, may be obtained without charge by contacting the Fund at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by telephoning the Fund at (800) 622-1386 or (301) 657-1510.

PART C
OTHER INFORMATION

The Rushmore Fund, Inc.

ITEM 23. Exhibits

(a)(1) Articles of Incorporation of Registrant.1/

(a)(2) Articles of Amendment.1/

(a)(3) Articles of Amendment dated April 26, 2001 (filed herewith)

(a)(4) Articles Supplementary. 1/

(a)(5) Articles Supplementary dated April 26, 2001 (filed herewith)

(b)(1) Bylaws of Registrant. 1/ (b)(2) Amendment to Bylaws (filed herewith)

(c) None

(d)(1) Advisory Agreement between Registrant and Money Management Associates, L.P. (filed herewith)

(d)(2) Subadvisory Agreement between Money Management Associates, L.P. and Bradford & Marzec, Inc. (filed herewith).

(e) Distribution Agreement between Registrant and FBR Investment Services, Inc. (filed herewith)

(f) None

(g) Not Applicable

(h) Administrative Services Agreement between Registrant and FBR National Bank & Trust 3/

(i) Opinion of Barham, Radigan, Suiters & Brown, P.C., regarding the legality of securities being registered. 2/

(j) Consent of Deloitte & Touche LLP, independent public auditors for the Registrant (filed herewith)

(k) None

(l) None

(m) None

(n) None

(o) None

(p) Limited Powers of Attorney (filed herewith)

(q) Code of Ethics3/

1/ Incorporated by reference to the Registrant's Combined Registration Statement/Proxy statement on Form N-14 filed via EDGAR transmission on October 10, 1995 (Registration Nos. 33-63313 and 811-4369).

2/ Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed on December 29, 1995.

3/ Incorporated by reference to Post-Effective Amendment No. 26 to this Registration Statement, filed on October 31, 2001.

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ITEM 24. Persons Controlled By or Under Common Control with the Fund

None

ITEM 25. Indemnification

The Registrant was incorporated in the State of Maryland on July 24, 1985, and is operated pursuant to the Articles of Incorporation of the Registrant, dated as of July 17, 1985, and as last amended, that permit the Registrant to indemnify its directors and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

The Articles of Incorporation of the Registrant provide that officers and directors shall be indemnified by the Fund against liabilities and expenses of defense in proceedings against them by reason of the fact that they serve as officers or directors of the Registrant or as an officer or director of another entity at the request of the entity. This indemnification is subject to the following conditions:

(a) no director or officer is indemnified against any liability to the Fund or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

(b) officers and directors are indemnified only for actions taken in good faith which the officers and directors believed were in or not opposed to the best interests of the Fund; and

(c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it is subsequently determined that they are entitled to indemnification.

The Articles of Incorporation of the Registrant provide that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the directors who were not parties to the proceedings or, if a quorum is not obtainable, or if directed by a quorum of disinterested directors so directs, by independent legal counsel in a written opinion that the persons to be indemnified have met the applicable standard.

In connection with the approval of indemnification to officers and Directors, the Fund hereby undertakes in all cases where indemnification is not ordered by a court not to submit any proposed indemnification to a vote of its shareholders or Directors unless it has obtained a legal opinion from independent counsel that the product of the persons seeking indemnification did not involve willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Director, officer, or controlling person in connection with the securities being registered, the Registrant, unless in the opinion of the Registrant's counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether such indemnification by the Registrant is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Fund and its Directors and officers are also insured for certain liabilities under a directors and officers errors and omission policy.

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ITEM 26. Business and Other Connections of the Investment Adviser

Money Management Advisers, Inc. ("MMA") provides advisory services to the Registrant and also serves as the investment adviser to Fund for Government Investors and Fund for Tax-Free Investors, Inc.each regulated investment companies. The directors and officers of MMA have held the following positions of a substantial nature:

Name	Position with Adviser	Occupation
Eric Billings	Director	Vice Chairman/Co-CEO - Friedman, Billings, Ramsey Group, Inc. ("FBR Group")
Robert Smith	Director	Chief Operating Officer - FBR Group
Webb Hayes, IV	Director	Managing Director - Friedman, Billings, Ramsey & Co., Inc. and FBR Investment Management, Inc.
Dave Ellison	President	Managing Director and Portfolio Manager - FBR Fund Advisers, Inc.

ITEM 27. Principal Underwriters

(a) Not applicable.

(b) FBR Investment Services, Inc. ("FBR Services") serves as principal underwriter to the Funds. The following information is provided with respect to each director, officer or partner of FBR Services:

Name and principal business address(1)	Positions and offices with FBR Services	Positions and offices with Registrant

Sothara Chin	President	None

(1) The address of each person is Potomac Tower, 1001 Nineteenth Street, Arlington, Virginia 22209.

ITEM 28. Location of Accounts and Records

The physical location for all accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814 and 1001 Nineteenth Street North, Arlington, Virginia 22209.

ITEM 29. Management Services

Not Applicable

ITEM 30. Undertakings

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment to the Registration Statement is eligible for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Bethesda in the State of Maryland, on the 28th day of December, 2001.

The Rushmore Fund, Inc.

By:
/s/ Webb C. Hayes, IV*
Webb C. Hayes, IV, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Webb C. Hayes, IV* Webb C. Hayes, IV	Chairman of the Board, President and Director	December 28, 2001

/s/ Edward J. Karpowicz Edward J. Karpowicz	Vice President and Controller	December 28, 2001

/s/ Louis T. Donatelli* Louis T. Donatelli	Director	December 28, 2001

/s/ Mitchell A. Johnson* Mitchell A. Johnson	Director	December 28, 2001

/s/ F. David Fowler* F. David Fowler	Director	December 28, 2001

/s/ Michael A. Willner* Michael A. Willner	Director	December 28, 2001

 * Stephenie E. Adams, attorney-in-fact

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